Exhibit 99.2

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of First Community Capital Corporation (the “Company”) on Form 10-KSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Barry M. Blocker, Senior Vice President and Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the report fairly presents, in all material respects, the financial condition and operating results of the Company.

BY: /s/ Barry M. Blocker —————————————— Barry M. Blocker Senior Vice President and Controller April 4, 2003